Exhibit 99.1

CAPSTEAD Information as of December 31, 2013 Investor Presentation

Safe Harbor Statement - Private Securities Litigation Reform Act of 1995 Cautionary Statement Concerning Forward-looking Statements This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following: In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties which could cause actual results to be significantly different from those expressed or implied by any forward-looking statements included herein. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements included herein. changes in general economic conditions; fluctuations in interest rates and levels of mortgage prepayments; the effectiveness of risk management strategies; the impact of differing levels of leverage employed; liquidity of secondary markets and credit markets; the availability of financing at reasonable levels and terms to support investing on a leveraged basis; the availability of new investment capital; the availability of suitable qualifying investments from both an investment return and regulatory perspective; changes in legislation or regulation affecting Fannie Mae and Freddie Mac (together, the “GSEs”) and similar federal government agencies and related guarantees; other changes in legislation or regulation affecting the mortgage and banking industries; changes in market conditions as a result of Federal Reserve monetary policy or federal government fiscal challenges; deterioration in credit quality and ratings of existing or future issuances of GSE or Ginnie Mae Securities; changes in legislation or regulation affecting exemptions for mortgage REITs from regulation under the Investment Company Act of 1940; and increases in costs and other general competitive factors. 2

Company Summary Proven Strategy of Managing a Leveraged Portfolio of Short Duration, Seasoned ARM Agency Securities Experienced Management Team Aligned with Stockholders Overview of Capstead Mortgage Corporation Founded in 1985, Capstead is the oldest publicly-traded Agency mortgage REIT. At December 31, 2013, we had a residential ARM securities portfolio of $13.48 billion, supported by long-term investment capital of $1.47 billion levered 8.5 times.* Our five-year compound annual total return of 16.5% compared to 11.9% for the NAREIT Mortgage REIT Index.** We invest exclusively in residential adjustable-rate mortgage (ARM) securities issued and guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae. Agency-guaranteed mortgage securities are considered to have little, if any, credit risk. Our focus on short duration, seasoned ARM securities augmented with 2-year interest rate swap agreements differentiates us from our peers because these securities reset to more current interest rates within a relatively short period of time. This allows for a potential recovery in financing spreads diminished during periods of rising interest rates and can result in smaller fluctuations in portfolio values from changes in interest rates compared to portfolios containing a significant amount of longer duration ARM or fixed-rate mortgage securities. Our prudently leveraged portfolio provides financial flexibility to manage changing market conditions. Validating this strategy, Capstead outperformed most of its mortgage REIT peers during 2013. Our top four executive officers have 90 years of combined mortgage finance industry experience, including over 80 years at Capstead. We are internally-managed with low operating costs and a focus on performance-based compensation for our executive officers. This structure greatly enhances the alignment of management interests with those of our stockholders. 3 * Long-term investment capital includes stockholders’ equity and unsecured borrowings. ** Compound annual growth rate is based on cumulative total returns assuming an investment in Capstead was made December 31, 2008 and dividends were reinvested.

Highlights of Capstead’s 2013 Performance 4 During 2013, we performed well in a challenging environment for the mortgage REIT industry, validating the advantages of our short-duration ARM investment strategy. Performance highlights include: Experiencing a relatively modest 5.8% portfolio-related reduction in book value, a performance exceeding all of our Agency-focused mortgage REIT peers and most non-Agency mortgage REITs;   Replacing nearly all portfolio runoff at relatively attractive levels and not selling any mortgage assets, even as our peers routinely reported significant realized losses from asset sales and significant unrealized losses in the value of their remaining portfolios;   Increasing portfolio leverage to 8.5 times long-term investment capital from 8.0 times even as most of our peers reduced portfolio leverage;   Maintaining a highly-efficient investment platform, with an 8 basis point reduction in our operating costs as a percentage of average long-term investment capital, outperforming all of our peers from a platform efficiency perspective; Maintaining a $0.31 quarterly common share dividend, even as most of our peers reduced their quarterly dividends; Outperforming all of our Agency-focused mortgage REIT peers on an economic return basis (change in book value plus dividends) and a total stockholder return basis (change in stock price plus reinvested dividends);and Outperforming most other mortgage REITs on an economic and total stockholder return basis as well. Other 2013 highlights include: Issuing $170 million face amount of 7.50% Series E perpetual preferred shares using proceeds and cash on hand to redeem higher-cost perpetual preferred shares, thereby lowering future preferred dividend requirements, benefiting earnings per common share by nearly $0.09 annually; and Implementing a number of compensation program changes – investor outreach was generally supportive of our past practices, viewing the 2013/2014 program changes as enhancements to an already-effective program.

Market Snapshot (dollars in thousands, except per share amounts) 5 On March 13, 2014 we will declare our 1st quarter dividend. We try to maintain a relatively stable dividend level commensurate with our expectations for core earnings over the course of the year. In June 2013 we redeemed high-cost (over 11%) preferred capital with proceeds from our May 2013 7.50% Series E issuance ($170 face amount) and $43 million in cash on hand, lowering annualized preferred dividend requirements by $8.3 million, or nearly $0.09 per common share. In November 2013 we implemented a 7.50% Series E at-the-market, continuous offering program in order to issue small amounts of new Series E preferred shares, subject to compliance with federal securities laws, market conditions, and blackout periods associated with the dissemination of important Company-specific news. In 2005 and 2006 we issued our 10-year fixed, 20-year variable-rate, unsecured borrowings through trust preferred vehicles. Utilizing forward-starting 20-year swaps, we have hedged the cost of this capital down to 7.79% in 2016 and 7.56% in 2017 through maturity in 2035 and 2036. As of December 31, 2013.

Capstead’s Proven Short-Duration Investment Strategy 6 As of December 31, 2013 As of December 31, 2013 Low risk agency-guaranteed residential ARM securities financed primarily with 30-90 day “repo” borrowings, augmented with relatively low-cost two-year interest rate swap agreements for hedging purposes. We replaced nearly all of our portfolio runoff and did not sell any assets or dramatically alter our hedge positions during 2013 despite sharp increases in interest rates that forced our longer duration peers to sell assets at significant losses in order to reduce portfolio leverage. Further, our book value declined by only 5.8% during the year due to portfolio and hedge instrument runoff and portfolio pricing declines. This performance far exceeds that of all of our agency-only mortgage REIT peers and that of most other mortgage REITs, validating our short duration investment strategy. Residential ARM Securities Portfolio Repurchase Arrangements & Similar Borrowings Total: $12.48 billion Total: $13.24 billion Our securities are typically backed by seasoned mortgage loans with coupon interest rates that are currently resetting to more current rates at least annually or will begin doing so in five years or less. We have long-term relationships with numerous lending counterparties. At year-end, we had borrowings outstanding with 22 counterparties. 4th quarter 2013 unhedged borrowing rates averaged 38 basis points, up slightly from 37 basis points during the 3rd quarter of 2013 (a blended rate of 0.49% after considering currently-paying interest rate swaps). At year-end, we held $4.20 billion notional amount of currently-paying two-year term interest rate swaps requiring fixed rate payments averaging 0.50% with average maturities of 14 months. Also held at year-end was $2.50 billion notional amount of forward-starting swaps that will begin requiring fixed rate payments averaging 0.50% for two-year terms beginning on various dates between January and April 2014. The duration of our investment portfolio and related borrowings (adjusted for swap positions) was approximately 11¾ months and 9¾ months, respectively, at year-end. This resulted in a net duration gap of approximately 2 months. Duration is a measure of market price sensitivity to interest rate movements. Longer-to-Reset ARMs $5.76 Billion Current-Reset ARMs $7.48 Billion Borrowings with rates effectively fixed by Currently-Paying Interest Rate Swaps $4.20 Billion Remaining Borrowings $5.78 Billion* Forward-starting Interest Rate Swap Positions $2.50 Billion 34% * Borrowing rates on $8.28 billion, or 66%, of our borrowings at year-end were unaffected by our swap positions, in keeping with the short duration of our portfolio.

Capstead’s Prudent Use of Leverage 7 ** Borrowings under repurchase arrangements divided by long-term investment capital. ($ in millions) Portfolio Leverage* Long-Term Investment Capital $100 $166 $1,200 Common Stock Preferred Stock Trust Preferred Securities Portfolio leverage ended the 4th quarter of 2013 at 8.52 times long-term investment capital and averaged 8.21 times throughout the year. Leverage increased during 2013 because of the 2nd quarter redemption of higher-cost preferred capital with proceeds of issuing a lesser amount of new 7.50% Series E preferred shares and $43 million of cash on hand, as well as portfolio and hedge instrument runoff and portfolio pricing declines in response to sharply higher interest rates. In our view, borrowing at current levels represents an appropriate and prudent use of leverage for an agency-guaranteed ARM securities portfolio in today’s market conditions.

Financing Spread Analysis As of December 31, 2013 (unaudited) 8 Changes in mortgage prepayment levels and resulting changes in investment premium amortization drive changes in our portfolio yields and financing spreads and ultimately our earnings. After increasing during the 2nd and 3rd quarters, prepayments fell dramatically to average 17.1% CPR during the 4th quarter. Overall Agency ARM speeds have declined further during the first quarter of 2014. Unhedged borrowing rates declined modestly during 2013 and hedge costs declined as older, higher-rate swaps matured. Overall market repo rates have declined further during the first quarter of 2014.

Agency Mortgage Prepayment Speeds versus Capstead Prepayment Speeds 9 Published Agency Prepayment Speeds vs. CMO Prepayment Speeds (in CPR) The current outlook for 2014 ARM prepayment speeds is favorable given the sharp increases in mortgage interest rates experienced in 2013 and current expectations for rates in 2014.

* Net WAC, or weighted average coupon, is the weighted average interest rate of the mortgage loans underlying the indicated investments, net of servicing and other fees, as of December 31, 2013. Net WAC is expressed as a percentage calculated on an annualized basis on the unpaid principal balance of the mortgage loans underlying these investments. Fully indexed WAC represents the weighted average coupon upon one or more resets using interest rate indexes and net margins in effect as of December 31, 2013. Gross WAC is the weighted average interest rate of the mortgage loans underlying the indicated investments, including servicing and other fees paid by borrowers, as of December 31, 2013. NOTE: Excludes $7 million legacy portfolio of fixed-rate investments. Key Elements of Capstead’s ARM Portfolio As of December 31, 2013 (dollars in thousands, unaudited) 10

Interest Rate Swap Agreement Rollforward As of December 31, 2013 (dollars in thousands, unaudited) 11 To help mitigate exposure to higher interest rates, Capstead typically uses currently-paying and forward-starting one- and three-month LIBOR-indexed, pay-fixed, receive-variable, interest rate swap agreements with two-year payment terms. Most of our higher cost swaps matured by year-end. Current swap rates are closer to rates on our existing swap portfolio. * Based on the difference between fixed swap rates of expiring contracts and existing contracts as of December 31, 2013 that begin two-year terms during the indicated periods excluding differences between LIBOR-based variable rate payments received under swap contracts and unhedged borrowing rates as well as the effects of any hedge ineffectiveness. There can be no assurance interest rate swap agreements entered into subsequent to quarter-end will have fixed swap rates at the indicated levels.

Capstead’s Stockholder Friendly Structure 12 * Expressed as a percentage of average long-term investment capital (LTIC). Internally-managed with lower operating costs than our mortgage REIT peers. Our board of directors and our senior executives are required to hold a significant amount of Capstead stock. Our executives’ pay structure is variable through compensation elements that focus on “pay for performance” as opposed to fees paid to an external manager that are based solely on capital under management. As a result, our executives are incented to grow the Company by raising capital only when it is accretive to book value and earnings rather than for the purpose of increasing compensation or external management fees.

CAPSTEAD Appendix CAPSTEAD 13

Capstead’s Condensed Quarterly Income Statements (dollars in thousands, except per share amounts, unaudited) 14 Consists principally of interest on unsecured borrowings and is presented net of earnings of related statutory trusts. These affiliates were dissolved in December 2013. With the issuance of our new 7.50% Series E preferred shares, and subsequent redemption of our existing preferred shares, cash dividends paid on preferred shares has been reduced on an annualized basis by $8.3 million, or nearly $0.09 per common share. Second quarter 2013 net income available to common stockholders reflects a short-term preferred capital “overhang” associated with the timing difference between the May 13, 2013 issuance of our Series E preferred shares and the June 13, 2013 redemption of our existing preferred shares as well as a one-time charge of $19.9 million associated with the payment of Series A and B redemption preference premiums. Core earnings per common share, a non-GAAP financial measure, excludes the effects of these items. See page 17 for further information regarding this non-GAAP financial measure.

Capstead’s Comparative Balance Sheets (dollars in thousands, except per share amounts, unaudited) 15

Capstead’s Annual Income Statements – Five Years Ended 2013 (dollars in thousands, except per share amounts, unaudited) 16 Net income per common share in 2013 includes charges totaling $0.23 related to redeeming our high cost Series A and B preferred shares in June 2013. See page 17 for further information regarding this non-GAAP financial measure.

Non-GAAP to GAAP Reconciliation of Financing Spreads As of December 31, 2013 (unaudited) 17 Financing spreads on residential mortgage investments, a non-GAAP financial measure, differs from total financing spreads, an all-inclusive GAAP measure, that is based on all interest-earning assets and all interest-paying liabilities. We believe that presenting financing spreads on residential mortgage investments provides useful information for evaluating the performance of the Company’s portfolio.